UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 9, 2009
Columbus Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-33467	20-533217

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, 58th Floor, New York, NY	10022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 418-9600

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 9, 2009, Columbus issued a press release announcing that it has fixed the close of business on April 20, 2009 as the record date for the stockholders entitled to vote at its special meeting (the “Special Meeting”) to approve amendments to its certificate of incorporation to extend the time available for it to consummate a “business combination” with Integrated Drilling Equipment Company until July 15, 2009 (the “Extension Amendments”) and related proposals. The date of the Special Meeting will be announced at a later date.
Columbus has filed a preliminary proxy statement with the Securities and Exchange Commission to solicit the approval of Columbus stockholders of the Extension Amendments at the Special Meeting of Columbus. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Columbus, dated April 9, 2009, announcing the Record Date.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS ACQUISITION CORP.
Date: April 9, 2009	By:	/s/ Andrew Intrater
		Name:	Andrew Intrater
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Columbus, dated April 9, 2009, announcing the Record Date.